Advances from Affiliate (Notes)	12 Months Ended
Dec. 31, 2013
Advances from Affiliate [Abstract]
Advances from Affiliate
ADVANCES FROM AFFILIATE

Prior to the closing of our 2012 Liquefaction Credit Facility, Cheniere Partners had provided all funding related to the Liquefaction Project from our inception through advances, which were repayable upon demand. Cheniere Partners did not charge interest on these advances. As of December 31, 2011, we classified $44.5 million as current liabilities on our Balance Sheets. Upon the closing of our 2012 Liquefaction Credit Facility in July 2012, Cheniere Partners settled $166.8 million that represented all amounts we owed them from advances to equity. Accordingly, we reclassified the outstanding advances from advances from affiliate to equity.